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                                                                      EXHIBIT 21

                          Sunrise Assisted Living, Inc.
                              List of Subsidiaries

                                                                   Direct or Indirect                          Jurisdiction
  Subsidiaries                                                         Ownership                             of Incorporation
---------------                                                   -------------------                      --------------------
Sunrise Assisted Living Management, Inc.                                  100%                                 Virginia
Sunrise Development, Inc.                                                 100%                                 Virginia
Sunrise Assisted Living Investments, Inc.                                 100%                                 Virginia
Sunrise Assisted Living Limited Partnership                               100%                                 Virginia
Martha Child, Inc.                                                        100%                                 Virginia
Sunrise Assisted Limited Partnership                                      100%                                 Virginia
Sunrise at Gardner Park Limited Partnership                                50%                                 Massachusetts
Sunrise of Raleigh, LLC                                                   100%                                 North Carolina
Sunrise Village House, LLC                                                100%                                 Maryland
Sunrise Assisted Living Limited Partnership II                            100%                                 Virginia
Sunrise Assisted Living Limited Partnership III                           100%                                 Pennsylvania
Sunrise Assisted Living Limited Partnership IV                            100%                                 New Jersey
Sunrise Assisted Living Limited Partnership V                             100%                                 New Jersey
Sunrise Assisted Living Limited Partnership VI                            100%                                 New Jersey
Sunrise Assisted Living Limited Partnership VII                           100%                                 Maryland
Sunrise Assisted Living Limited Partnership VIII                          100%                                 California
Sunrise Assisted Living of Abington, L.P.                                 100%                                 Pennsylvania
Sunrise Assisted Living of Granite Run, L.P.                              100%                                 Pennsylvania
Sunrise Assisted Living of Franconia, L.P.                                100%                                 Virginia
Independence Home Care Agency, Inc.                                       100%                                 Washington
Sunrise Homes of Towson, LLC                                              100%                                 Maryland
Sunrise East Assisted Living  Limited Partnership                         100%                                 Virginia
Sunrise of Alexandria Assisted Living, L.P.                               100%                                 Virginia
Sunrise of Rockville Assisted Living Limited Partnership                  100%                                 Maryland
Sunrise Huntcliff Assisted Living Limited Partnership                     100%                                 Georgia
Sunrise Augusta Assisted Living Limited Partnership                       100%                                 Georgia
Sunrise Columbus Assisted Living Limited Partnership                      100%                                 Georgia
Sunrise Greenville Assisted Living Limited Partnership                    100%                                 South Carolina
Sunrise Northshore Assisted Living Limited Partnership                    100%                                 Florida
Sunrise of Westfield Assisted Living, L.P.                                100%                                 Maryland
NAH/ Sunrise Severna Park, LLC                                             50%                                 Maryland


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
Sunrise Wayland Assisted Living Limited Partnership                       100%                                 Massachusetts
Sunrise Norwood Assisted Living Limited Partnership                       100%                                 Massachusetts
Sunrise Napa Assisted Living Limited Partnership                          100%                                 California
Sunrise Walnut Creek Assisted Living Limited Partnership                  100%                                 California
Sunrise West Assisted Living Limited Partnership                          100%                                 California
Sunrise Sterling Canyon Assisted Living Limited Partnership               100%                                 California
Sunrise Decatur Assisted Living Limited Partnership                       100%                                 Georgia
Sunrise Ivey Ridge Assisted Living Limited Partnership                    100%                                 Georgia
Sunrise East Cobb Assisted Living Limited Partnership                     100%                                 Georgia
Sunrise Glen Cove Assisted Living Limited Partnership                     100%                                 New York
Sunrise Pinehurst Assisted Living Limited Partnership                     100%                                 Colorado
Sunrise Holly Assisted Living Limited Partnership                         100%                                 Colorado
Sunrise Cohasset Assisted Living Limited Partnership                      100%                                 Pennsylvania
Sunrise Oakland Assisted Living Limited Partnership                       100%                                 California
Sunrise Scotch Plains Assisted Living, L.P.                               100%                                 New Jersey
Sunrise Bellevue Assisted Living Limited Partnership                      100%                                 Washington
Sunrise Chanate Assisted Living, L.P.                                     100%                                 California
Sunrise Dunwoody Assisted Living, L.P.                                    100%                                 Georgia
Sunrise Fairfield Assisted Living, L.P.                                   100%                                 New Jersey
Sunrise Weston Assisted Living, L.P.                                      100%                                 Massachusetts
Sunrise Charlotte Assisted Living Limited Partnership                     100%                                 North Carolina
AL Investments, L.L.C.                                                      9%                                 Virginia
Sunrise Rochester Assisted Living Limited Partnership                     100%                                 Illinois
Sunrise Smithtown Assisted Living Limited Partnership                     100%                                 New York
Sunrise Mission Viejo Assisted Living Limited Partnership                 100%                                 California
Sunrise Paramus Assisted Living Limited Partnership                       100%                                 New Jersey
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
Sunrise Naperville Assisted Living, L.P.                                  100%                                 Illinois
Sunrise Arlington Heights Assisted Living Limited Partnership             100%                                 Illinois




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